UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2016

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Strategic Income Fund for the six-month reporting period ended January 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended January 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s second estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 1.0%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.1%, as reported by the U.S. Department of Labor. By January 2016, unemployment was 4.9%, its lowest level since February 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

During its meeting that concluded on January 27, 2016, the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.67%. Its low for the period was 0.57% on October 14, 2015, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.76%. The yield on the ten-year Treasury note began the period at 2.20%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.94% occurred on the last day of the reporting period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds were among the weakest performers over the six months ended January 31, 2016. In contrast, sectors that are generally less sensitive to rising interest rates largely posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 1.33% during the six months ended January 31, 2016.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In

IV	Western Asset Global Strategic Income Fund

January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

Q. How did the high-yield bond market perform over the six months ended January 31, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, returned -7.75% for the six months ended January 31, 2016. High yield bonds were volatile during the reporting period. While the overall high-yield default rate remained below its long-term average, the asset class declined during five of the six months of the reporting period. In particular, the Energy sector and Metals & Mining industry fell sharply as commodity prices moved lower given weakening demand.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -1.13% during the six months ended January 31, 2016. The asset class declined during the first two months of the reporting period. These setbacks were triggered by a number of factors, including concerns over economic growth in China, falling commodity prices, expectations for future Fed rate hikes and geopolitical issues. The asset class rallied in October 2015 as investor risk appetite improved. However, the asset class then moved lower over the second half of the period.

Performance review

For the six months ended January 31, 2016, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned -4.42%. The Fund’s unmanaged benchmark, the Barclays U.S. Universal Indexviii returned 0.65% for the same period. The Lipper Global Income Funds Category Average1 returned -1.73% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 213 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global Strategic Income Fund	V

Investment commentary (cont’d)

Performance Snapshot as of January 31, 2016 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Strategic Income Fund:
Class A	-4.42%
Class B1	-4.66%
Class C	-4.62%
Class C1[2]	-4.60%
Class I	-4.08%
Class IS	-4.18%
Barclays U.S. Universal Index	0.65%
Lipper Global Income Funds Category Average[3]	-1.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2016 for Class A, Class B, Class C, Class C1, Class I and Class IS shares were 4.93%, 4.39%, 4.43%, 4.74%, 5.43% and 5.55%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 5.41%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2015, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class I and Class IS shares were 1.12%, 1.94%, 1.85%, 1.53%, 0.85% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who own Class B shares may continue to hold those shares, but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 213 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Global Strategic Income Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds.” These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

Western Asset Global Strategic Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2016 and July 31, 2015 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2015 and held for the six months ended January 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.42%	$1,000.00	$955.80	1.14%	$5.60	Class A	5.00%	$1,000.00	$1,019.41	1.14%	$5.79
Class B	-4.66	1,000.00	953.40	2.06	10.11	Class B	5.00	1,000.00	1,014.78	2.06	10.43
Class C	-4.62	1,000.00	953.80	1.83	8.99	Class C	5.00	1,000.00	1,015.94	1.83	9.27
Class C1	-4.60	1,000.00	954.00	1.55	7.61	Class C1	5.00	1,000.00	1,017.34	1.55	7.86
Class I	-4.08	1,000.00	959.20	0.85	4.19	Class I	5.00	1,000.00	1,020.86	0.85	4.32
Class IS	-4.18	1,000.00	958.20	0.73	3.59	Class IS	5.00	1,000.00	1,021.47	0.73	3.71

2	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

[1]	For the six months ended January 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

4	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 47.7%
Consumer Discretionary — 6.2%
Diversified Consumer Services — 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	$1,288,814
Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		784,688	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		356,400	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	1,100,000		1,135,750
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	1,120,000		1,131,200	(a)
Total Hotels, Restaurants & Leisure					3,408,038
Household Durables — 0.6%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	2,340,000		2,258,100
Leisure Products — 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,060,000		1,083,850	(a)
Media — 2.7%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,475,625
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		416,850	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	180,000		181,253	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	950,000		958,910	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		782,100
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		697,125
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	310,000	GBP	437,301	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,468,000		1,468,000	(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,060,000		1,049,400	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		475,000	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,088,338	(c)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,136,301	(c)
Total Media					10,166,203
Multiline Retail — 0.2%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	940,000		601,600	(a)(d)
Specialty Retail — 1.1%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,079,448	(c)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	600,000		414,000	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	560,000		474,600	(a)
L Brands Inc., Senior Notes	5.625%	2/15/22	1,600,000		1,721,600
L Brands Inc., Senior Notes	5.625%	10/15/23	420,000		448,350
Total Specialty Retail					4,137,998
Total Consumer Discretionary					22,944,603

See Notes to Financial Statements.

6	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 3.7%
Beverages — 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		$1,576,000	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,650,000		1,726,312
Total Beverages					3,302,312
Food & Staples Retailing — 1.0%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,030,000		1,042,979	(c)
CVS Health Corp., Senior Notes	4.875%	7/20/35	230,000		239,510
CVS Health Corp., Senior Notes	5.125%	7/20/45	530,000		571,687
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,010,000		1,069,337	(a)
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		741,815	(c)
Total Food & Staples Retailing					3,665,328
Food Products — 1.1%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	330,000		324,225	(a)
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,245,168	(c)
JBS Investments GmbH, Senior Notes	7.750%	10/28/20	1,150,000		1,029,250	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		215,660	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	190,000		195,416	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		126,685	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	760,000	GBP	1,107,289	(c)
Total Food Products					4,243,693
Household Products — 0.3%
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,020,000		938,400	(a)
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,020,000		812,175
Reynolds American Inc., Senior Notes	3.250%	6/12/20	210,000		215,659
Reynolds American Inc., Senior Notes	5.850%	8/15/45	480,000		534,327
Total Tobacco					1,562,161
Total Consumer Staples					13,711,894
Energy — 5.7%
Energy Equipment & Services — 0.8%
CGG, Senior Notes	6.500%	6/1/21	1,500,000		578,100
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000		289,800
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000		828,850	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	160,000		97,600
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000		955,500	(a)
Total Energy Equipment & Services					2,749,850

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 4.9%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	$505,181
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	282,256
Approach Resources Inc., Senior Notes	7.000%	6/15/21	270,000	54,702
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	316,050	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	740,000	520,775
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	880,000	248,600
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	160,000	62,800	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	900,000	546,750
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	33,153
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	650,680
Empresa Nacional del Petroleo, Senior Notes	5.250%	8/10/20	1,120,000	1,167,938	(c)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000	206,250
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	382,500
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	800,000	556,000	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	350,000	49,000
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	978,975	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	457,500	*(e)(f)
MPLX LP, Senior Notes	4.875%	12/1/24	1,420,000	1,110,152	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,190,000	1,245,930
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,560,000	222,300	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	350,300
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	540,000	326,700
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	610,000	356,850
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	129,345
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	560,000	540,400	(a)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,420,000	1,082,750
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	883,650
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	9,900	*(e)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	430,853
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	185,117
Rice Energy Inc., Senior Notes	6.250%	5/1/22	960,000	732,000
Rice Energy Inc., Senior Notes	7.250%	5/1/23	350,000	270,375
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000	285,200
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,230,000	1,845	*(e)

See Notes to Financial Statements.

8	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,090,000		$441,450
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000		19,500	*(e)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	180,000		165,029
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000		605,071
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,220,000		896,700	(f)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000		538,200
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000		192,150	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000		43,860	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	250,000		157,500
Total Oil, Gas & Consumable Fuels					18,242,237
Total Energy					20,992,087
Financials — 8.5%
Banks — 3.7%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000		239,143	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		330,225	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000		835,533	(g)(h)
Citigroup Inc., Senior Notes	4.650%	7/30/45	790,000		785,398
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000		458,900
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000		471,263
Corpbanca SA, Senior Bonds	3.875%	9/22/19	1,210,000		1,207,116	(c)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000		491,504	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	450,000		450,698	(a)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		339,559	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		384,500	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		503,948
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,065,196	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,441,080	(a)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,240,335	(c)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,297,764	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		86,800	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		159,296
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		120,670
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		175,642
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,105,268	(c)(g)(h)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		$678,821	(a)
Total Banks					13,868,659
Capital Markets — 0.1%
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		146,750
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		84,138	(a)
Total Capital Markets					230,888
Consumer Finance — 0.8%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,290,000		1,273,875
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,499,400	(a)
Total Consumer Finance					2,773,275
Diversified Financial Services — 1.4%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,049,066	(c)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,773,501	(c)
Emeralds, Notes	0.679%	8/4/20	9		0	*(a)(b)(e)(f)(i)
GE Capital International Funding Co., Senior Notes	2.342%	11/15/20	215,000		215,933	(a)
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	75,000		85,581
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,015,077	(c)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,112,738	(c)(g)(h)
Total Diversified Financial Services					5,251,896
Insurance — 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	816,254	(c)
Real Estate Investment Trusts (REITs) — 0.5%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,000,500
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		749,525	(a)
Total Real Estate Investment Trusts (REITs)					1,750,025
Real Estate Management & Development — 0.9%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	1,010,000		1,030,950	(c)
Grainger PLC, Senior Secured Notes	5.000%	12/16/20	760,000	GBP	1,131,606	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,330,583	(c)
Total Real Estate Management & Development					3,493,139
Thrifts & Mortgage Finance — 0.9%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	3,520,000		3,317,600	(a)
Total Financials					31,501,736
Health Care — 5.2%
Biotechnology — 0.3%
Celgene Corp., Senior Notes	3.875%	8/15/25	600,000		606,864
Celgene Corp., Senior Notes	5.000%	8/15/45	470,000		470,582
Total Biotechnology					1,077,446

See Notes to Financial Statements.

10	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	500,000		$415,000	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,200,000		1,014,000	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	450,000		462,582
Total Health Care Equipment & Supplies					1,891,582
Health Care Providers & Services — 3.4%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,620,000		1,300,050
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	770,000		759,412
ExamWorks Group Inc., Senior Notes	5.625%	4/15/23	1,190,000		1,200,264
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	970,000		986,369	(a)
HCA Inc., Debentures	7.500%	11/15/95	70,000		67,550
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,306,125
HCA Inc., Senior Notes	5.875%	2/15/26	340,000		347,650
Kindred Healthcare Inc., Senior Notes	8.000%	1/15/20	1,040,000		954,200
Kindred Healthcare Inc., Senior Notes	8.750%	1/15/23	130,000		116,838
Priory Group No. 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	770,000	GBP	1,124,327	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	620,000		624,650
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	1,744,391	(c)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,530,000		2,239,050
Total Health Care Providers & Services					12,770,876
Pharmaceuticals — 1.0%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		294,672
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	360,000		365,948
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	120,000		118,595
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	160,000		160,620
DPx Holdings BV, Senior Notes	7.500%	2/1/22	320,000		300,800	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	940,000		834,250	(a)(d)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,860,000		1,676,325	(a)
Total Pharmaceuticals					3,751,210
Total Health Care					19,491,114
Industrials — 7.4%
Aerospace & Defense — 1.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	430,000		352,600	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,280,000		2,170,275	(a)(f)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,380,000		1,311,000
Total Aerospace & Defense					3,833,875
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	100,000		100,125	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Air Freight & Logistics — continued
XPO Logistics Inc., Senior Notes	5.750%	6/15/21	860,000	EUR	$835,185	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	740,000		665,075	(a)
Total Air Freight & Logistics					1,600,385
Airlines — 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	252,900		282,932
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,451,749	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	220,000		221,375
Total Airlines					1,956,056
Commercial Services & Supplies — 0.6%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	950,000		897,750	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		272,600	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,270,000		1,074,738	(a)
Total Commercial Services & Supplies					2,245,088
Construction & Engineering — 0.9%
Astaldi SpA, Senior Notes	7.125%	12/1/20	530,000	EUR	555,087	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	110,000	EUR	115,207	(c)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	1,310,000		1,120,050	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,048,125		744,169	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		759,000	(a)
Total Construction & Engineering					3,293,513
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	210,000		210,787	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,399,376	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	170,656	(a)
Total Electrical Equipment					1,780,819
Machinery — 1.9%
Actuant Corp., Senior Notes	5.625%	6/15/22	1,020,000		1,035,300
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,090,000		2,074,325	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,008,387	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	796,800	EUR	924,596	(c)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	336,000	EUR	389,890	(a)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	490,000	EUR	548,732	(a)
Total Machinery					6,981,230

See Notes to Financial Statements.

12	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		$1,150,200	(a)
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,170,000		1,073,475	(a)
Trading Companies & Distributors — 0.1%
Rexel SA, Senior Notes	5.250%	6/15/20	450,000		445,500	(a)
Transportation — 0.8%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,643,893	(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,395,000	(a)(d)
Total Transportation					3,038,893
Total Industrials					27,399,034
Information Technology — 1.5%
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,000,000		941,250
NXP BV/NXP Funding LLC, Senior Notes	4.625%	6/15/22	930,000		906,750	(a)
Total Electronic Equipment, Instruments & Components					1,848,000
Internet Software & Services — 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,266,130
IT Services — 0.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	950,000		408,500	(a)(f)
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	210,000		170,887	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	640,000		507,200
Total Semiconductors & Semiconductor Equipment					678,087
Software — 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		315,750	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	860,000		922,350	(a)
Total Software					1,238,100
Total Information Technology					5,438,817
Materials — 4.9%
Chemicals — 0.9%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	1,300,000		1,264,250
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	440,000		288,200	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	1,608,295	(c)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	250,000		175,000	(a)
Total Chemicals					3,335,745

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000	$943,671	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	850,000	641,750	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000	116,800	(a)
Total Construction Materials				1,702,221
Containers & Packaging — 0.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	249,878	231,137	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	400,000	402,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000	201,750	(a)
Ball Corp., Senior Notes	5.250%	7/1/25	950,000	979,688
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000	365,700	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000	616,000
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000	481,000	(a)
Total Containers & Packaging				3,277,275
Metals & Mining — 2.6%
Alcoa Inc., Senior Notes	5.125%	10/1/24	630,000	519,750
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000	755,889
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	2,490,000	1,108,050
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	990,000	708,509	(a)
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000	1,216,159	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000	20,000	*(a)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,662	0	(a)(b)(f)(i)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	2,290,000	2,058,302
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,090,000	1,144,500	(a)(d)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000	2,213,740
Total Metals & Mining				9,744,899
Paper & Forest Products — 0.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	400,000	138,000	(a)
Total Materials				18,198,140
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 0.8%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	996,554	(a)
CenturyLink Inc., Senior Notes	5.625%	4/1/20	250,000	246,250
CenturyLink Inc., Senior Notes	5.800%	3/15/22	325,000	301,844
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000	313,500
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000	298,812
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000	1,042,200	(a)
Total Diversified Telecommunication Services				3,199,160

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 1.8%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	150,000	EUR	$158,636	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,046,750	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	810,000		842,400	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		1,728,850
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	860,000		636,400
Sprint Corp., Senior Notes	7.625%	2/15/25	1,655,000		1,138,847
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	991,203	(c)(g)(h)
Total Wireless Telecommunication Services					6,543,086
Total Telecommunication Services					9,742,246
Utilities — 2.0%
Electric Utilities — 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,184,375	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,104,312	(c)(g)
Total Electric Utilities					2,288,687
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	280,000		235,900
Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,272,000		1,310,160	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		2,603,583
Total Independent Power and Renewable Electricity Producers					3,913,743
Water Utilities — 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,142,936	(c)
Total Utilities					7,581,266
Total Corporate Bonds & Notes (Cost — $204,909,059)					177,000,937
Asset-Backed Securities — 7.7%
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.227%	8/25/32	341,256		302,290	(g)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.276%	4/15/33	179,220		172,912	(g)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.302%	6/25/34	599,441		550,190	(g)
Earnest Student Loan Investment Trust	4.050%	5/25/39	748,947		740,709	(a)(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.984%	3/18/29	475,000		418,803	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.555%	6/19/29	250,000		217,500	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.696%	2/20/30	250,000		217,500	(g)
GSAMP Trust, 2006-S2 A2	0.627%	1/25/36	266,309		59,254	(g)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.727%	3/25/35	202,573		199,478	(a)(g)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	450,000		451,350	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	1,250,000		$1,227,750	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		749,175	(a)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.502%	3/25/33	1,628,218		1,561,861	(g)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,552,000	EUR	1,723,314	(a)(b)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,960,000	EUR	2,144,502	(a)(b)
National Collegiate Student Loan Trust, 2007-4 A3L	1.277%	3/25/38	2,758,538		1,950,154	(g)
Oaktree CLO Ltd., 2015-1A D	6.224%	10/20/27	2,200,000		1,754,500	(a)(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.105%	10/15/37	1,435,731		1,272,198	(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,208,563		1,084,934	(g)
Parklane Trust, 2015-B	—	10/25/25	3,000,000		3,000,000	(b)(f)(j)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.207%	1/25/31	34,954		24,432	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.547%	8/25/33	152,902		135,285	(g)
SACO I Trust, 2006-4 A1	0.767%	3/25/36	124,967		197,318	(g)
SACO I Trust, 2006-6 A	0.687%	6/25/36	631,707		1,100,574	(g)
SMB Private Education Loan Trust, 2015-B A3	2.176%	5/17/32	3,500,000		3,348,075	(a)(g)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,496,040	(a)(b)
SoFi Consumer Loan Program	3.280%	9/15/23	1,194,748		1,188,774	(a)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.577%	6/25/36	1,031,568		944,882	(g)
Structured Asset Securities Corp., 2006-ARS1 A1	0.647%	2/25/36	3,284,091		248,650	(a)(g)
Total Asset-Backed Securities (Cost — $31,970,172)					28,482,404
Collateralized Mortgage Obligations — 16.2%
Banc of America Mortgage Securities Inc., 2005-3 A4	2.648%	4/25/35	79,110		73,462	(g)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.905%	12/15/19	1,900,000		1,890,500	(a)(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.390%	6/11/50	410,000		397,292	(g)
BLCP Hotel Trust, 2014-CLMZ M	6.154%	8/15/29	5,920,741		5,588,085	(a)(g)
Carefree Portfolio Trust, 2014-CMZB MZB	8.148%	11/15/29	3,100,000		3,050,206	(a)(g)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.345%	12/10/49	2,416,000		2,069,736	(g)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000		467,459	(a)(g)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.370%	9/15/27	2,750,000		2,556,602	(a)(g)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	33.368%	7/25/37	874,594		1,590,321	(g)
Commercial Mortgage Trust, 2013-CR7 G	4.492%	3/10/46	1,500,000		1,111,538	(a)(g)
Commercial Mortgage Trust, 2015-CR25 E	4.699%	8/10/48	1,500,000		1,071,150	(a)(g)
Commercial Mortgage Trust, 2015-CR25 F	4.699%	8/10/48	700,000		364,840	(a)(g)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.727%	1/25/36	330,979		284,138	(g)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	26.894%	7/25/36	693,061		1,231,825	(g)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	409,000		361,685

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Mortgage Trust, 2006-1 1A2	28.179%	2/25/36	900,871	$1,355,966	(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.007%	6/15/38	967,115	949,160	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.622%	6/27/46	852,807	807,499	(a)(g)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	445,608	(a)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	2,200,000	2,134,000	(a)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,018,272	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.636%	3/19/45	223,345	200,891	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.176%	3/19/46	374,552	273,384	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.375%	8/25/42	19,810,000	1,334,734	(g)
FREMF Mortgage Trust, 2014-KF04 B	2.764%	6/25/21	486,343	472,308	(a)(g)
GE Business Loan Trust, 2006-2A D	1.176%	11/15/34	336,860	280,343	(a)(g)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,158,738	(g)
Government National Mortgage Association (GNMA), 2011-127 IO	1.184%	3/16/47	4,484,018	193,168	(g)
Government National Mortgage Association (GNMA), 2012-55 IO	0.974%	4/16/52	5,904,321	242,175	(g)
Government National Mortgage Association (GNMA), 2015-41 IO	1.052%	9/16/56	6,889,255	572,563	(g)
GS Mortgage Securities Trust, 2006-GG6 C	5.856%	4/10/38	400,000	399,522	(g)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	300,000	297,989
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.835%	10/25/35	165,334	144,846	(g)
Impac CMB Trust, 2005-5 A1	1.067%	8/25/35	248,468	220,519	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.711%	3/25/35	217,615	208,434	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,060,000	836,539
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	348,773	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,850,000	1,729,251	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.651%	10/15/19	1,100,000	1,066,655	(a)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.726%	8/15/27	160,000	158,278	(a)(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.449%	9/15/45	430,000	407,941	(g)
Lone Star Portfolio Trust	7.414%	9/15/20	1,918,480	1,885,282	(a)
Lone Star Portfolio Trust, 2015-LSP F	7.326%	9/15/28	1,829,876	1,805,416	(a)(g)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	38,399	39,983	(a)
Merrill Lynch Mortgage Investors Trust, 2005-A1 2A1	2.727%	12/25/34	17,092	16,864	(g)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	409,000	$364,802	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,432,000	1,367,147	(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.680%	10/15/48	1,740,000	1,201,992	(a)(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.680%	10/15/48	780,000	422,136	(a)(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,091,357
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	788,001
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	6.114%	6/11/49	320,000	301,401	(g)
Mortgage IT Trust, 2005-2 1A1	0.687%	5/25/35	112,874	108,306	(g)
PFP III, 2014-1 D	4.526%	6/14/31	500,000	499,795	(a)(g)
Residential Accredit Loans Inc., 2006-QO2 A1	0.647%	2/25/46	1,557,445	661,324	(g)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.177%	3/25/25	1,147,081	1,185,699	(g)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.325%	7/25/28	1,220,000	1,217,804	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.554%	8/25/35	113,453	109,254	(g)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.637%	5/25/46	341,708	242,470	(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	330,864	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	830,000	343,076	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.789%	1/15/45	2,450,000	2,436,712	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	390,000	382,561	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	781,000	770,797	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	220,000	218,819	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.697%	12/25/45	151,420	146,160	(g)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	662,688	663,790	(a)(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.745%	4/25/36	45,371	44,372	(g)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,683,691	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	419,843	(a)
Total Collateralized Mortgage Obligations (Cost — $61,763,615)				60,116,113
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost — $427,568)	9.500%	6/24/19	427,568	252,265	(a)(d)(f)
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,922	3,013
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	336	383
Total FHLMC				3,396

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	14,384	$16,381
Total Mortgage-Backed Securities (Cost — $17,843)				19,777
Senior Loans — 2.3%
Consumer Discretionary — 1.2%
Distributors — 0.0%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	143,660	142,457	(k)(l)
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	396,677	394,776	(k)(l)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	555,921	555,643	(k)(l)
Total Hotels, Restaurants & Leisure				950,419
Media — 0.3%
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	347,221	339,444	(k)(l)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	436,532	427,029	(k)(l)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	110,936	107,842	(k)(l)
Ziggo Financing Partnership, USD Term Loan B2A	3.500-3.601%	1/15/22	71,489	69,495	(k)(l)
Ziggo Financing Partnership, USD Term Loan B3	3.601%	1/15/22	117,574	114,295	(k)(l)
Total Media				1,058,105
Multiline Retail — 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	337,418	294,028	(k)(l)
Specialty Retail — 0.4%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	319,670	307,842	(k)(l)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	358,191	349,833	(k)(l)
PetSmart Inc., Term Loan B	4.250%	3/11/22	397,000	385,256	(k)(l)
Staples Inc., Term Loan B	—	4/7/21	485,000	481,127	(m)
Total Specialty Retail				1,524,058
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	635,200	417,644	(k)(l)
Total Consumer Discretionary				4,386,711
Energy — 0.0%
Energy Equipment & Services — 0.0%
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	159,591	43,622	(k)(l)(m)
Health Care — 0.3%
Health Care Providers & Services — 0.1%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	169,150	161,186	(k)(l)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	348,421	340,494	(k)(l)
Total Health Care Providers & Services				501,680

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 0.2%
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	367,204		$352,975	(k)(l)
Valeant Pharmaceuticals International Corp., Term Loan B F1	4.000%	4/1/22	277,200		266,805	(k)(l)
Total Pharmaceuticals					619,780
Total Health Care					1,121,460
Industrials — 0.0%
Commercial Services & Supplies — 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	129,015		125,375	(k)(l)
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	580,000		568,843	(k)(l)
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	2,152,830		2,150,139	(k)(l)
Total Senior Loans (Cost — $8,790,512)					8,396,150
Sovereign Bonds — 18.0%
Argentina — 1.1%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	4,190,000		4,232,080
Australia — 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,134,084	(c)
Hungary — 1.1%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,110,788
Indonesia — 1.6%
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		5,763,763	(c)
Israel — 1.4%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,036,756
Ivory Coast — 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		762,722	(a)
Jamaica — 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,004,950
Kazakhstan — 1.1%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,164,579	(c)
Mexico — 1.4%
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,272,575
New Zealand — 1.8%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	6,849,941	(c)
Nigeria — 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		996,128	(c)

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Norway — 1.6%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	$6,030,622	(c)
Peru — 1.0%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		3,801,275
Poland — 1.5%
Republic of Poland, Senior Notes	4.000%	1/22/24	5,170,000		5,418,930
Portugal — 1.1%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,132,000	(a)
Sweden — 1.9%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	3,477,914
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,650,738
Total Sweden					7,128,652
Total Sovereign Bonds (Cost — $73,398,279)					66,839,845
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Bonds (Cost — $121,622)	3.000%	5/15/45	120,000		125,808

			Shares
Common Stocks — 0.4%
Health Care — 0.4%
Health Care Providers & Services — 0.4%
Physiotherapy Associates Holdings Inc.			15,000		1,646,400	*(b)(f)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			417,997		24,555	*(b)(f)
Total Common Stocks (Cost — $1,390,572)					1,670,955
Preferred Stocks — 0.1%
Industrials — 0.1%
Trading Companies & Distributors — 0.1%
General Finance Corp. (Cost — $643,125)	8.125%		25,725		549,872

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.3%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.IG.25 Index, Put @ $105.00		3/18/16	83,040,000		264,436
E-mini S&P 500 Index Futures, Put @ $1,850.00		3/18/16	216		297,000
Hang Seng China Ent. Index Futures, Call @ 8600.00HKD		3/30/16	7,500		260,254
U.S. Dollar/Canadian Dollar, Call @ 1.49CAD		7/27/16	9,400,000		111,907
U.S. Treasury 10-Year Notes Futures, Call @ $139.00		2/19/16	200		3,125

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Put @ $120.50		2/19/16	900	$14,063
U.S. Treasury 10-Year Notes Futures, Put @ $125.50		2/19/16	1,400	22,400
U.S. Treasury 10-Year Notes Futures, Put @ $127.00		2/19/16	95	4,453
U.S. Treasury Long-Term Bonds Futures, Put @ $142.00		2/19/16	50	781
U.S. Treasury Long-Term Bonds Futures, Put @ $156.00		2/19/16	203	44,406
Total Purchased Options (Cost — $1,339,278)				1,022,825
Total Investments before Short-Term Investments (Cost — $384,771,645)				344,476,951

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 4.9%
Repurchase Agreements — 2.8%
Barclays Capital Inc. repurchase agreement dated 1/29/16; Proceeds at maturity — $10,400,269; (Fully collateralized by U.S. government obligations, 1.500% due 5/31/19; Market value — $10,608,000) (Cost — $10,400,000)	0.310%	2/1/16	10,400,000	10,400,000

			Shares
Money Market Funds — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $7,765,392)	0.194%		7,765,392	7,765,392
Total Short-Term Investments (Cost — $18,165,392)				18,165,392
Total Investments — 97.7% (Cost — $402,937,037#)				362,642,343
Other Assets in Excess of Liabilities — 2.3%				8,542,351
Total Net Assets — 100.0%				$371,184,694

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of January 31, 2016.

(f)	Illiquid security.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Western Asset Global Strategic Income Fund

(i)	Value is less than $1.

(j)	Represents an unfunded commitment as of January 31, 2016. The interest rate is to be determined.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of January 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
IO	— Interest Only
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
SEK	— Swedish Krona

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts/ Notional Amount[1]†	Value
E-mini S&P 500 Index Futures, Put	3/18/16	$1,750.00		216	$132,300
U.S. Dollar/Canadian Dollar, Put	7/27/16	1.36	CAD	9,400,000	129,983
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.25 Index, Put	3/16/16	120.00		124,560,000	191,536
Total Written Options (Premiums received — $671,037)					$453,819

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Summary of Investments by Country** (unaudited)
United States	52.8%
United Kingdom	7.2
Germany	3.0
Mexico	2.4

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Global Strategic Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Sweden	2.0%
New Zealand	1.9
Luxembourg	1.7
Norway	1.7
Indonesia	1.6
Canada	1.5
Poland	1.5
Netherlands	1.4
Israel	1.4
Argentina	1.2
Kazakhstan	1.1
Portugal	1.1
Hungary	1.1
Peru	1.0
Brazil	1.0
Chile	0.9
Hong Kong	0.9
Italy	0.9
Australia	0.9
France	0.8
China	0.6
Cayman Islands	0.6
India	0.6
Switzerland	0.5
Singapore	0.4
Jamaica	0.3
Nigeria	0.3
Spain	0.3
Ivory Coast	0.2
Ireland	0.2
Short-Term Investments	5.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2016 and are subject to change.

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2016

Assets:
Investments, at value (Cost — $402,937,037)	$362,642,343
Foreign currency, at value (Cost — $3,960,578)	4,037,339
Interest and dividends receivable	5,000,737
Foreign currency collateral for open futures contracts, at value (Cost — $2,290,547)	2,288,727
Unrealized appreciation on forward foreign currency contracts	1,359,843
Deposits with brokers for centrally cleared swap contracts	1,321,571
Deposits with brokers for purchased options	1,242,942
Deposits with brokers for open futures contracts	1,088,685
Deposits with brokers for OTC swap contracts	1,000,000
Receivable for securities sold	780,569
OTC swaps, at value (premiums received — $1,520)	644,449
Receivable for Fund shares sold	482,556
Deposits with brokers for written options	425,762
Receivable from broker — variation margin on open futures contracts	97,715
Receivable for open OTC swap contracts	36,754
Principal paydown receivable	85
Prepaid expenses	59,076
Other assets	13,771
Total Assets	382,522,924

Liabilities:
Payable for securities purchased	3,535,484
Due to custodian	3,100,315
OTC swaps, at value (premiums received — $380,827)	1,126,776
Payable for Fund shares repurchased	1,087,335
Unrealized depreciation on forward foreign currency contracts	1,051,344
Written options, at value (premiums received — $671,037)	453,819
Payable to broker — variation margin on centrally cleared swaps	271,305
Investment management fee payable	205,934
Distributions payable	84,883
Service and/or distribution fees payable	84,282
Payable for open OTC swap contracts	50,895
Trustees’ fees payable	2,242
Accrued expenses	283,616
Total Liabilities	11,338,230
Total Net Assets	$371,184,694

Net Assets:
Par value (Note 7)	$620
Paid-in capital in excess of par value	479,534,009
Undistributed net investment income	10,506,333
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(79,177,089)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(39,679,179)
Total Net Assets	$371,184,694

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	25

Statement of assets and liabilities (unaudited) (cont’d)

January 31, 2016

Net Assets:
Class A	$266,092,798
Class B	$3,589,396
Class C	$6,502,250
Class C1	$32,523,071
Class I	$56,555,942
Class IS	$5,921,237

Shares Outstanding:
Class A	44,464,791
Class B	606,762
Class C	1,087,587
Class C1	5,426,252
Class I	9,400,552
Class IS	984,544

Net Asset Value:
Class A (and redemption price)	$5.98
Class B*	$5.92
Class C*	$5.98
Class C1*	$5.99
Class I (and redemption price)	$6.02
Class IS (and redemption price)	$6.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.25

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2016

Investment Income:
Interest	$11,806,176
Dividends	84,525
Total Investment Income	11,890,701

Expenses:
Investment management fee (Note 2)	1,315,512
Service and/or distribution fees (Notes 2 and 5)	537,426
Transfer agent fees (Note 5)	297,643
Registration fees	52,303
Audit and tax fees	24,143
Custody fees	21,594
Fund accounting fees	21,568
Shareholder reports	21,347
Legal fees	19,422
Insurance	3,667
Trustees’ fees	3,336
Commitment fees (Note 8)	939
Miscellaneous expenses	5,291
Total Expenses	2,324,191
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,373)
Net Expenses	2,320,818
Net Investment Income	9,569,883

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(21,233,094)
Futures contracts	(3,150,254)
Written options	(153,594)
Swap contracts	(981,445)
Foreign currency transactions	4,654,614
Net Realized Loss	(20,863,773)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,040,118)
Futures contracts	3,436,858
Written options	110,485
Swap contracts	(1,331,431)
Foreign currencies	(1,476,988)
Change in Net Unrealized Appreciation (Depreciation)	(6,301,194)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(27,164,967)
Decrease in Net Assets From Operations	$(17,595,084)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended January 31, 2016 (unaudited) and the Year Ended July 31, 2015	2016	2015

Operations:
Net investment income	$9,569,883	$19,319,491
Net realized gain (loss)	(20,863,773)	11,512,020
Change in net unrealized appreciation (depreciation)	(6,301,194)	(33,540,426)
Decrease in Net Assets From Operations	(17,595,084)	(2,708,915)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(23,769,831)	(20,465,374)
Decrease in Net Assets From Distributions to Shareholders	(23,769,831)	(20,465,374)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	30,438,809	133,540,511
Reinvestment of distributions	22,176,368	18,978,973
Cost of shares repurchased	(69,011,131)	(94,369,534)
Increase (Decrease) in Net Assets From Fund Share Transactions	(16,395,954)	58,149,950
Increase (Decrease) in Net Assets	(57,760,869)	34,975,661

Net Assets:
Beginning of period	428,945,563	393,969,902
End of period*	$371,184,694	$428,945,563
*Includes undistributed net investment income of:	$10,506,333	$24,706,281

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$6.65	$7.03	$6.88	$7.00	$6.70	$6.40

Income (loss) from operations:
Net investment income	0.15	0.32	0.34	0.32	0.25	0.26
Net realized and unrealized gain (loss)	(0.44)	(0.36)	0.18	(0.12)	0.32	0.34
Total income (loss) from operations	(0.29)	(0.04)	0.52	0.20	0.57	0.60

Less distributions from:
Net investment income	(0.38)	(0.34)	(0.37)	(0.32)	(0.27)	(0.30)
Total distributions	(0.38)	(0.34)	(0.37)	(0.32)	(0.27)	(0.30)

Net asset value, end of period	$5.98	$6.65	$7.03	$6.88	$7.00	$6.70
Total return[3]	(4.42)%	(0.66)%	7.75%	2.81%	8.75%	9.62%

Net assets, end of period (000s)	$266,093	$303,325	$318,523	$361,872	$388,726	$369,884

Ratios to average net assets:
Gross expenses	1.14%[4]	1.12%	1.14%	1.15%	1.11%	1.11%
Net expenses	1.14 [4]	1.12	1.14	1.15	1.11	1.11
Net investment income	4.74 [4]	4.64	4.89	4.46	3.79	3.97

Portfolio turnover rate	44%	37%	65%	83%[5]	84%[5]	144%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274% and 482% for the years ended July 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$6.57	$6.94	$6.80	$6.92	$6.86	$6.56

Income (loss) from operations:
Net investment income	0.12	0.26	0.28	0.26	0.20	0.22
Net realized and unrealized gain (loss)	(0.42)	(0.35)	0.17	(0.12)	0.32	0.35
Total income (loss) from operations	(0.30)	(0.09)	0.45	0.14	0.52	0.57

Less distributions from:
Net investment income	(0.35)	(0.28)	(0.31)	(0.26)	(0.46)	(0.27)
Total distributions	(0.35)	(0.28)	(0.31)	(0.26)	(0.46)	(0.27)

Net asset value, end of period	$5.92	$6.57	$6.94	$6.80	$6.92	$6.86
Total return[3]	(4.66)%	(1.37)%	6.73%	2.02%	8.00%	8.81%

Net assets, end of period (000s)	$3,589	$4,760	$7,409	$11,623	$16,726	$23,200

Ratios to average net assets:
Gross expenses	2.06%[4]	1.94%	1.99%	1.91%	1.87%	1.81%
Net expenses	2.06 [4]	1.94	1.99	1.91	1.87	1.81
Net investment income	3.80 [4]	3.82	4.05	3.70	3.05	3.27

Portfolio turnover rate	44%	37%	65%	83%[5]	84%[5]	144%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274% and 482% for the years ended July 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013[3]

Net asset value, beginning of period	$6.64	$7.02	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.13	0.26	0.28	0.26
Net realized and unrealized gain (loss)	(0.43)	(0.36)	0.18	(0.11)
Total income (loss) from operations	(0.30)	(0.10)	0.46	0.15

Less distributions from:
Net investment income	(0.36)	(0.28)	(0.31)	(0.27)
Total distributions	(0.36)	(0.28)	(0.31)	(0.27)

Net asset value, end of period	$5.98	$6.64	$7.02	$6.87
Total return[4]	(4.62)%	(1.40)%	6.73%	2.23%

Net assets, end of period (000s)	$6,502	$6,730	$4,527	$2,087

Ratios to average net assets:
Gross expenses	1.83%[5]	1.85%	2.08%	1.88%[5]
Net expenses[6]	1.83 [5]	1.85	1.95 [7]	1.87 [5,7]
Net investment income	4.04 [5]	3.89	4.06	3.69 [5]

Portfolio turnover rate	44%	37%	65%	83%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]	For the period August 1, 2012 (inception date) to July 31, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2016[3]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$6.66	$7.04	$6.89	$7.01	$6.72	$6.42

Income (loss) from operations:
Net investment income	0.14	0.29	0.31	0.29	0.22	0.23
Net realized and unrealized gain (loss)	(0.44)	(0.36)	0.18	(0.12)	0.32	0.35
Total income (loss) from operations	(0.30)	(0.07)	0.49	0.17	0.54	0.58

Less distributions from:
Net investment income	(0.37)	(0.31)	(0.34)	(0.29)	(0.25)	(0.28)
Total distributions	(0.37)	(0.31)	(0.34)	(0.29)	(0.25)	(0.28)

Net asset value, end of period	$5.99	$6.66	$7.04	$6.89	$7.01	$6.72
Total return[4]	(4.60)%	(1.06)%	7.30%	2.38%	8.20%	9.17%

Net assets, end of period (000s)	$32,523	$37,691	$46,656	$54,376	$64,473	$64,105

Ratios to average net assets:
Gross expenses	1.55%[5]	1.53%	1.55%	1.57%	1.55%	1.58%
Net expenses	1.55 [5]	1.53	1.55	1.57	1.55	1.58
Net investment income	4.33 [5]	4.23	4.48	4.04	3.35	3.51

Portfolio turnover rate	44%	37%	65%	83%[6]	84%[6]	144%[6]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended January 31, 2016 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274% and 482% for the years ended July 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$6.68	$7.06	$6.91	$7.03	$6.73	$6.42

Income (loss) from operations:
Net investment income	0.16	0.33	0.36	0.34	0.27	0.28
Net realized and unrealized gain (loss)	(0.43)	(0.35)	0.18	(0.12)	0.31	0.34
Total income (loss) from operations	(0.27)	(0.02)	0.54	0.22	0.58	0.62

Less distributions from:
Net investment income	(0.39)	(0.36)	(0.39)	(0.34)	(0.28)	(0.31)
Total distributions	(0.39)	(0.36)	(0.39)	(0.34)	(0.28)	(0.31)

Net asset value, end of period	$6.02	$6.68	$7.06	$6.91	$7.03	$6.73
Total return[3]	(4.08)%	(0.36)%	7.90%	3.27%	8.93%	9.86%

Net assets, end of period (000s)	$56,556	$67,193	$16,855	$9,978	$7,660	$4,802

Ratios to average net assets:
Gross expenses	0.86%[4]	0.85%	0.90%	0.93%	0.93%	0.90%
Net expenses[5,6]	0.85 [4]	0.85	0.85	0.85	0.92	0.90
Net investment income	5.03 [4]	4.89	5.16	4.77	3.95	4.20

Portfolio turnover rate	44%	37%	65%	83%[7]	84%[7]	144%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274% and 482% for the years ended July 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015[3]

Net asset value, beginning of period	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.17	0.26
Net realized and unrealized loss	(0.44)	(0.26)
Total income (loss) from operations	(0.27)	0.00 [4]

Less distributions from:
Net investment income	(0.40)	(0.28)
Total distributions	(0.40)	(0.28)

Net asset value, end of period	$6.01	$6.68
Total return[5]	(4.18)%	(0.04)%

Net assets, end of period (000s)	$5,921	$9,247

Ratios to average net assets:
Gross expenses[6]	0.73%	0.73%
Net expenses[6,7]	0.73	0.73
Net investment income[6]	5.11	5.01

Portfolio turnover rate	44%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]	For the period October 23, 2014 (inception date) to July 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$21,476,603	$1,468,000		$22,944,603
Financials	—	31,501,736	0	*	31,501,736
Materials	—	18,198,140	0	*	18,198,140
Other corporate bonds & notes	—	104,356,458	—		104,356,458
Asset-backed securities	—	17,754,065	10,728,339		28,482,404
Collateralized mortgage obligations	—	57,982,113	2,134,000		60,116,113
Convertible bonds & notes	—	252,265	—		252,265
Mortgage-backed securities	—	19,777	—		19,777
Senior loans	—	8,396,150	—		8,396,150
Sovereign bonds	—	66,839,845	—		66,839,845
U.S. government & agency obligations	—	125,808	—		125,808
Common stocks:
Health care	—	—	1,646,400		1,646,400
Materials	—	—	24,555		24,555
Preferred stocks	$549,872	—	—		549,872
Purchased options	646,482	376,343	—		1,022,825
Total long-term investments	$1,196,354	$327,279,303	$16,001,294		$344,476,951
Short-term investments†:
Repurchase agreements	—	$10,400,000	—		$10,400,000
Money market funds	$7,765,392	—	—		7,765,392
Total short-term investments	7,765,392	10,400,000			18,165,392
Total investments	$8,961,746	$337,679,303	$16,001,294		$362,642,343
Other financial instruments:
Futures contracts	$2,752,809	—	—		$2,752,809
Forward foreign currency contracts	—	$1,359,843	—		1,359,843
OTC currency swaps‡	—	644,449	—		644,449
Total other financial instruments	$2,752,809	$2,004,292	—		$4,757,101
Total	$11,714,555	$339,683,595	$16,001,294		$367,399,444

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$132,300	$321,519	—	$453,819
Futures contracts	2,174,092	—	—	2,174,092
Forward foreign currency contracts	—	1,051,344	—	1,051,344
OTC interest rate swaps‡	—	161,059	—	161,059
OTC credit default swaps on corporate issues — sell protection‡	—	364,305	—	364,305
OTC credit default swaps on corporate issues — buy protection‡	—	214,614	—	214,614
OTC total return swaps	—	386,798	—	386,798
Centrally cleared interest rate swaps	—	424,621	—	424,621
Total	$2,306,392	$2,924,260	—	$5,230,652

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes							Common Stocks
Investments in Securities	Consumer Discretionary	Financials		Materials		Asset- Backed Securities	Collateralized Mortgage Obligations	Health Care	Materials	Total
Balance as of July 31, 2015	$1,468,000	$0	*	$0	*	$4,438,749	$2,183,500	$1,245,000	—	$9,335,249
Accrued premiums/discounts	—	—		—		2,573	4,223	—	—	6,796
Realized gain (loss)[1]	—	—		—		(9,112)	—	—	—	(9,112)
Change in unrealized appreciation (depreciation)[2]	—	—		(16)		(124,312)	(53,723)	401,400	—	223,349
Purchases	—	—		16		6,605,971	—	—		6,605,987
Sales	—	—		—		(185,530)	—	—	—	(185,530)
Transfers into Level 3[3]	—	—		—		—	—	—	$24,555	24,555
Transfers out of Level 3	—	—		—		—	—	—	—	—
Balance as of January 31, 2016	$1,468,000	$0	*	$0	*	$10,728,339	$2,134,000	$1,646,400	$24,555	$16,001,294
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2016[2]	—	—		$(16)		$(124,312)	$(53,723)	$401,400	—	$223,349

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting

38	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may

40	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2016, the total notional value of all credit default swaps to sell protection was $3,440,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

42	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(j) Swaptions. The Fund purchases or writes swaptions to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

44	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

46	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of January 31, 2016, the Fund held written options, forward foreign currency contracts, OTC credit default swaps, OTC interest rate swaps and OTC total return swaps with credit related contingent features which had a liability position of $2,631,939. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,425,762, which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

48	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the six months ended January 31, 2016, fees waived and/or expenses reimbursed amounted to $3,373.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2016, LMIS and its affiliates retained sales charges of $21,997 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$23,734	$512	$57

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2016, the Fund had accrued $974 as deferred compensation payable.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$164,997,131	$2,142,002
Sales	204,531,081	650,914

At January 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,369,323
Gross unrealized depreciation	(46,664,017)
Net unrealized depreciation	$(40,294,694)

At January 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	613	6/17	$108,775,121	$108,628,203	$(146,918)
U.S. Treasury 10-Year Notes	2,031	3/16	261,732,099	263,173,172	1,441,073
U.S. Treasury Ultra Long-Term Bonds	258	3/16	41,583,226	42,876,375	1,293,149
					2,587,304
Contracts to Sell:
90-Day Eurodollar	182	4/16	45,180,909	45,208,800	(27,891)
Australian 10-Year Bonds	165	3/16	15,105,012	15,112,654	(7,642)
Canadian 10-Year Bonds	147	3/16	14,997,725	14,988,564	9,161
Euro-Bund	162	3/16	27,998,876	28,667,053	(668,177)
Japanese 10-Year Bonds	11	3/16	13,676,630	13,667,204	9,426
U.S. Treasury 2-Year Notes	5	3/16	1,087,484	1,093,125	(5,641)
U.S. Treasury 5-Year Notes	781	3/16	93,454,785	94,244,734	(789,949)
U.S. Treasury Long-Term Bonds	554	3/16	88,683,439	89,211,313	(527,874)
					(2,008,587)
Net unrealized appreciation on open futures contracts					$578,717

50	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

At January 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	62,368	CAD	88,001	Bank of America N.A.	2/16/16	$(449)
USD	65,154	CAD	92,001	Bank of America N.A.	2/16/16	(519)
USD	28,174	CAD	40,001	Bank of America N.A.	2/16/16	(380)
USD	87,545	EUR	80,000	Bank of America N.A.	2/16/16	852
AUD	900,000	USD	655,566	Citibank N.A.	2/16/16	(19,019)
AUD	350,000	USD	252,788	Citibank N.A.	2/16/16	(5,241)
AUD	182,685	USD	128,466	Citibank N.A.	2/16/16	743
CAD	4,000,000	USD	3,032,853	Citibank N.A.	2/16/16	(177,559)
EUR	1,000,000	USD	1,061,105	Citibank N.A.	2/16/16	22,554
EUR	1,800,000	USD	1,950,874	Citibank N.A.	2/16/16	(289)
EUR	100,000	USD	108,648	Citibank N.A.	2/16/16	(282)
EUR	80,000	USD	87,356	Citibank N.A.	2/16/16	(664)
EUR	1,785,191	USD	1,933,858	Citibank N.A.	2/16/16	679
EUR	80,000	USD	87,230	Citibank N.A.	2/16/16	(537)
USD	859,017	AUD	1,184,000	Citibank N.A.	2/16/16	21,604
USD	90,972	AUD	127,000	Citibank N.A.	2/16/16	1,148
USD	6,502,471	EUR	5,967,650	Citibank N.A.	2/16/16	35,576
USD	54,477	EUR	50,000	Citibank N.A.	2/16/16	294
USD	241,400	EUR	220,000	Citibank N.A.	2/16/16	2,995
USD	662,275	EUR	600,000	Citibank N.A.	2/16/16	12,080
USD	275,165	EUR	253,101	Citibank N.A.	2/16/16	890
USD	14,397,797	GBP	9,506,948	Citibank N.A.	2/16/16	851,138
USD	467,375	GBP	310,000	Citibank N.A.	2/16/16	25,649
EUR	300,000	USD	318,356	Credit Suisse	2/16/16	6,742
USD	607,619	CAD	810,001	JPMorgan Chase Bank	2/16/16	29,422
USD	554,872	CAD	740,001	JPMorgan Chase Bank	2/16/16	26,642
USD	49,137	CAD	70,001	JPMorgan Chase Bank	2/16/16	(832)
EUR	385,913	USD	420,905	UBS AG	2/16/16	(2,707)
EUR	3,140,000	USD	3,421,030	Bank of America N.A.	4/12/16	(13,021)
INR	546,610,000	USD	8,066,258	Bank of America N.A.	4/12/16	(109,036)
USD	243,942	CAD	350,890	Bank of America N.A.	4/12/16	(6,544)
USD	1,935,168	EUR	1,785,000	Bank of America N.A.	4/12/16	(2,187)
USD	5,715,478	SGD	8,220,000	Bank of America N.A.	4/12/16	(45,764)
USD	5,569,999	ZAR	90,410,000	Bank of America N.A.	4/12/16	(45,713)
EUR	1,199,201	USD	1,306,535	Barclays Bank PLC	4/12/16	(4,979)
USD	3,051,686	AUD	4,400,000	Barclays Bank PLC	4/12/16	(52,162)
USD	3,499,988	BRL	14,610,000	Barclays Bank PLC	4/12/16	(75,674)
USD	6,417,741	NOK	56,640,000	Barclays Bank PLC	4/12/16	(101,935)
USD	194,837	NZD	300,000	Barclays Bank PLC	4/12/16	1,362
USD	7,128,100	SEK	60,610,000	Barclays Bank PLC	4/12/16	50,965

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,410,000	USD	11,299,680	Citibank N.A.	4/12/16	$(1,155)
MXN	78,274,467	USD	4,357,126	Citibank N.A.	4/12/16	(62,315)
NOK	5,252,874	USD	595,490	Citibank N.A.	4/12/16	9,154
USD	1,521,302	CAD	2,186,005	Citibank N.A.	4/12/16	(39,192)
USD	35,652,934	EUR	32,775,567	Citibank N.A.	4/12/16	79,871
USD	7,392,500	GBP	5,118,556	Citibank N.A.	4/12/16	97,954
USD	5,137,689	ILS	20,142,411	Citibank N.A.	4/12/16	42,693
USD	9,709,602	KRW	11,753,472,638	Citibank N.A.	4/12/16	(77,502)
USD	6,642,710	NZD	10,239,876	Citibank N.A.	4/12/16	38,836
USD	7,451,100	TRY	22,940,000	Citibank N.A.	4/12/16	(157,544)
USD	5,892,490	TWD	197,970,000	Citibank N.A.	4/12/16	(48,143)
Total						$308,499

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

During the six months ended January 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2015	245,928,320	$1,317,729
Options written	501,695,358	6,259,716
Options closed	(201,647,341)	(5,194,814)
Options exercised	—	—
Options expired	(412,016,121)	(1,711,594)
Written options, outstanding as of January 31, 2016	133,960,216	$671,037

52	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

At January 31, 2016, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	29,728,385	BRL	1/4/21	1 Time 1.078%	1 Time BRL-CDI	—	$(161,059)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange	$57,412,000	11/30/22	1.674% semi-annually	LIBOR-BBA quarterly	—	$(400,260)
Chicago Mercantile Exchange	4,305,000	5/15/30	2.110% semi-annually	LIBOR-BBA quarterly	—	(24,361)
Total	$61,717,000				—	$(424,621)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Capital Markets (Genon Energy Inc., 7.875%, due 06/15/17)	$3,440,000	6/20/17	13.314%	5.000% quarterly	$(364,305)	$3,976	$(368,281)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Citigroup Capital Markets (NRG Energy Inc., 6.250%, due 07/15/22)	$6,880,000	6/20/17	2.655%	5.000% quarterly	$(214,614)	$(384,803)	$170,189

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc.	$32,000,000	1/27/20	1 Time 1.910%	1 Time CPURNSA	—	$(386,798)

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received	Notional Amount Delivered*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$2,176,000	1,600,000	EUR	7/1/24	7.250%	9.005%	$(1,520)	$645,969

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table :
BRL	— Brazilian Real
EUR	— Euro

At January 31, 2016, the Fund held collateral received from Barclays Capital Inc. in the amount of $681,060. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$89,228	$111,907	$264,436	$557,254	$1,022,825
Futures contracts[3]	2,752,809	—	—	—	2,752,809
OTC swap contracts[4]	—	644,449	—	—	644,449
Forward foreign currency contracts	—	1,359,843	—	—	1,359,843
Total	$2,842,037	$2,116,199	$264,436	$557,254	$5,779,926

54	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	$129,983	$191,536	$132,300	$453,819
Futures contracts[3]	$2,174,092	—	—	—	2,174,092
OTC swap contracts[4]	547,857	—	578,919	—	1,126,776
Centrally cleared swap contracts[5]	424,621	—	—	—	424,621
Forward foreign currency contracts	—	1,051,344	—	—	1,051,344
Total	$3,146,570	$1,181,327	$770,455	$132,300	$5,230,652

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(1,063,772)	$(43,917)	$(1,178,957)	$3,946,697	$1,660,051
Written options	418,312	(112,621)	925,418	(1,384,703)	(153,594)
Futures contracts	(3,217,256)	—	—	67,002	(3,150,254)
Swap contracts	(59,605)	34,081	37,398	(993,319)	(981,445)
Forward foreign currency contracts[2]	—	5,025,078	—	—	5,025,078
Total	$(3,922,321)	$4,902,621	$(216,141)	$1,635,677	$2,399,836

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$1,010,228	$47,187	$(12,562)	$(103,774)	$941,079
Written options	—	1,711	(49,149)	157,923	110,485
Futures contracts	3,436,858	—	—	—	3,436,858
Swap contracts	(1,076,349)	(18,145)	(236,937)	—	(1,331,431)
Forward foreign currency contracts[2]	—	(1,545,434)	—	—	(1,545,434)
Total	$3,370,737	$(1,514,681)	$(298,648)	$54,149	$1,611,557

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended January 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$941,741
Written options	696,678
Futures contracts (to buy)	246,864,975
Futures contracts (to sell)	702,559,639
Forward foreign currency contracts (to buy)	100,432,239
Forward foreign currency contracts (to sell)	200,264,651

Average Notional Balance
Interest rate swap contracts	$17,912,097
Credit default swap contracts (to buy protection)	6,880,000
Credit default swap contracts (to sell protection)	3,440,000
Total return swap contracts	60,683,575
Currency swap contracts	2,176,000

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at January 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$1,022,825	—	$1,022,825
Futures contracts[5]	97,715	—	97,715
OTC swap contracts	644,449	$(644,449)	—
Forward foreign currency contracts	1,359,843	—	1,359,843
Total	$3,124,832	$(644,449)	$2,480,383

56	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at January 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$453,819	$(425,762)	$28,057
Centrally cleared swap contracts[5]	271,305	(271,305)	—
OTC swap contracts	1,126,776	(1,000,000)	126,776
Forward foreign currency contracts	1,051,344	—	1,051,344
Total	$2,903,244	$(1,697,067)	$1,206,177

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25%, 0.75%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$361,813	$223,417
Class B	15,947	12,292
Class C	34,587	3,429
Class C1	125,079	19,757
Class I	—	38,717
Class IS	—	31
Total	$537,426	$297,643

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

For the six months ended January 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class C1	—
Class I	$3,373
Class IS	—
Total	$3,373

6. Distributions to shareholders by class

	Six Months Ended January 31, 2016	Year Ended July 31, 2015
Net Investment Income:
Class A	$16,973,319	$15,297,518
Class B	224,197	242,427
Class C	401,186	249,863
Class C1	2,013,535	1,886,071
Class I	3,767,155	2,412,978
Class IS	390,439	376,517	†
Total	$23,769,831	$20,465,374

†	For the period October 23, 2014 (inception date) to July 31, 2015.

7. Shares of beneficial interest

At January 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,066,788	$13,256,712	6,746,231	$46,154,810
Shares issued on reinvestment	2,647,654	16,372,128	2,144,317	14,655,856
Shares repurchased	(5,874,091)	(37,321,754)	(8,605,937)	(58,736,906)
Net increase (decrease)	(1,159,649)	$(7,692,914)	284,611	$2,073,760

58	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares		Amount
Class B
Shares sold	31,251	$201,455	20,970		$142,361
Shares issued on reinvestment	36,239	221,154	35,389		239,399
Shares repurchased	(185,122)	(1,169,889)	(398,902)		(2,703,961)
Net decrease	(117,632)	$(747,280)	(342,543)		$(2,322,201)

Class C
Shares sold	262,077	$1,681,987	631,491		$4,315,972
Shares issued on reinvestment	52,553	323,614	28,004		190,629
Shares repurchased	(240,432)	(1,490,538)	(291,183)		(1,969,618)
Net increase	74,198	$515,063	368,312		$2,536,983

Class C1
Shares sold	51,212	$320,725	56,427		$388,408
Shares issued on reinvestment	306,575	1,897,169	257,820		1,766,262
Shares repurchased	(592,137)	(3,755,440)	(1,284,717)		(8,802,644)
Net decrease	(234,350)	$(1,537,546)	(970,470)		$(6,647,974)

Class I
Shares sold	2,358,684	$14,977,930	10,628,893		$73,292,058
Shares issued on reinvestment	477,763	2,971,864	256,298		1,750,310
Shares repurchased	(3,489,218)	(22,197,538)	(3,219,006)		(22,156,405)
Net increase (decrease)	(652,771)	$(4,247,744)	7,666,185		$52,885,963

Class IS
Shares sold	—	—	1,328,578	†	$9,246,902	†
Shares issued on reinvestment	62,637	$390,439	55,186	†	376,517	†
Shares repurchased	(461,857)	(3,075,972)	—		—
Net increase (decrease)	(399,220)	$(2,685,533)	1,383,764	†	$9,623,419	†

†	For the period October 23, 2014 (inception date) to July 31, 2015.

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro

Western Asset Global Strategic Income Fund 2016 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

rata based on net assets. For the period ended January 31, 2016, the Fund incurred a commitment fee in the amount of $939. The Fund did not utilize the Redemption Facility during the period ended January 31, 2016.

9. Capital loss carryforward

As of July 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $14,060,412, which have no expiration date, must be used first to offset any such gains.

10. Subsequent events

All outstanding Class B shares of the Fund will be converted into Class A shares of the Fund as soon as practicable on or about April 29, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Effective as of the close of business two business days prior to the Conversion Date (approximately April 27, 2016), the Fund will no longer offer Class B shares for incoming exchanges or dividend reinvestment.

Subsequent to the six months ended January 31, 2016, shareholder redemptions from Class IS shares exceeded 50% of Class IS net assets as of January 31, 2016.

60	Western Asset Global Strategic Income Fund 2016 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory

Western Asset Global Strategic Income Fund	61

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions.

62	Western Asset Global Strategic Income Fund

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Lipper data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2015 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

Western Asset Global Strategic Income Fund	63

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as global income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2017.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted the size of the Fund and that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

64	Western Asset Global Strategic Income Fund

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Global Strategic Income Fund	65

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv*

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust**

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective February 10, 2016, Mr. Berv became Chair.
**	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/16 SR16-2720

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2016